Exhibit 10.4
ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (the “Agreement”), made on this 20th day of April, 2007, by COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809 and TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, jointly and severally (collectively, the “Borrower”), AMERICAN LEISURE HOLDINGS, INC. a Nevada corporation, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, TDS AMENITIES, INC. a Florida corporation, having an address at 2460 Sand Lake Road, Orlando, Florida 32809 and MALCOLM WRIGHT residing at xxxx xxxx xxxxx xxxxxxx xxxx xxxxx, xxxxxxx, xxxxxxx, xxxxx, jointly and severally, (collectively, the “Guarantor”) (Borrower and Guarantor are collectively referred to herein as the “Indemnitors”), in favor of KENNEDY FUNDING, INC., a New Jersey corporation, having an address at Two University Plaza, Suite 402, Hackensack, New Jersey 07601 (“Agent”), as agent for the lenders identified on Schedule A annexed to the Note (as hereinafter defined) (Agent and the lenders identified in Schedule A are hereinafter collectively referred to as “Lender”).

W I T N E S S E T H

WHEREAS, pursuant to a certain Promissory Note, of even date herewith, in the original principal amount of TWENTY FOUR MILLION NINE HUNDRED THOUSAND ($24,900,000) DOLLARS (the “Note”), Lender made a loan to Borrower (the “Loan”); and

WHEREAS, on the date hereof, Lender and Borrower have executed that certain Loan and Security Agreement (the “Loan Agreement”) pursuant to which Lender shall disburse the proceeds of the Loan and upon the terms and conditions set forth therein, and

WHEREAS, the Loan is secured, inter alia, by that certain Mortgage and Security Agreement, of even date herewith, (the “Mortgage”) executed by Borrower, and more particularly described in the Loan Agreement on certain real property more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”); and

WHEREAS, Guarantor has executed and delivered to Lender guaranty of the Loan, of even date herewith, (the “Guaranty”) guarantying payment and performance of the Loan to Lender; and

WHEREAS, as an inducement to Lender to make the Loan to Borrower, Lender has requested that Indemnitors enter into and execute this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE LOAN MADE TO BORROWER AND WITH KNOWLEDGE THAT LENDER WOULD NOT MAKE THE LOAN BUT FOR THE PROMISES OF INDEMNITORS HEREUNDER, INDEMNITORS JOINTLY AND SEVERALLY HEREBY ABSOLUTELY AND UNCONDITIONALLY AGREE AS FOLLOWS:

1. Defined Terms. Except as otherwise provided in this Agreement, all words and terms not defined herein shall have the respective meanings and be construed herein as provided in the Mortgage and the Loan Agreement.

2. Guaranty. Indemnitors absolutely and unconditionally guaranty to Lender that Indemnitors and all other users, as well as all operations at the Property will fully comply with all Environmental Laws and all of the terms, covenants and provisions of the Mortgage and the other Loan Documents. In the event that Indemnitors and all other users, as well as all operations at the Property do not fully comply with all Environmental Laws or the terms, covenants and provisions of the Mortgage and the other Loan Documents, Lender may, but shall be under no obligation to, comply with same. If Indemnitors do not fully comply with all Environmental Laws and all of the terms, covenants and provisions of the Mortgage or the other Loan Documents, Indemnitors shall reimburse Lender, upon demand, for all reasonable costs and expenses incurred by Lender (including, without limitation, counsel and consulting fees and expenses, investigation and laboratory fees and expenses, court costs and litigation expenses) to the extent not otherwise reimbursed to Lender by Indemnitors in connection with Lender performing Indemnitors’ obligations as set forth herein or in the Mortgage or the other Loan Documents.

3. Indemnification. Indemnitors absolutely and unconditionally agree to defend, indemnify, and hold harmless Lender, its employees, agents, trustees, attorneys, officers, directors and shareholders from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise, incurred by Lender, its employees, agents, trustees, attorneys, officers or directors (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to: (i) any breach by Indemnitors of the provisions of this Agreement; (ii) any breach by Indemnitors of any of the provisions of the Mortgage or any of the Loan Documents; (iii) any Hazardous Discharge or threat thereof of any Hazardous Material which is at, in, on, under, around, from or affecting the Property, including, without limitation, any violation of any Environmental Law or any damage or injury resulting from any Hazardous Material to or affecting the Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Property or on any other property or otherwise, whether occurring during or prior to Indemnitor’s ownership of the Property; (iv) any personal injury (including wrongful death) and property damages (real or personal) arising out of or related to any such Hazardous Material; (v) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material; (vi) any remedial action undertaken by Lender in connection with any of the foregoing. Notwithstanding the foregoing, the indemnification created hereunder shall not apply to the gross negligence or willful misconduct of Lender.

4. Survival. The obligations and liabilities of Indemnitors under this Agreement shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the indebtedness evidenced by the Note and secured by the Mortgage has been paid in full and irrespective of any foreclosure of the Mortgage, release of any collateral, sale of the Property, pursuant to the provisions of the Mortgage, or acceptance by Lender, its wholly-owned subsidiary, assignee or nominee of a deed or assignment in lieu of foreclosure or sale, and irrespective of any other fact or circumstance of any nature whatsoever.

5. Guaranty of Payment and Not Collection. This Agreement is a guaranty of payment and not merely of collection. This Agreement is a primary obligation of Indemnitors.

6. No Marshalling. Indemnitors hereby waive any right or claim of right to cause a marshalling of Borrower’s assets or to cause Lender to proceed against any of the security or collateral held by Lender before proceeding against Indemnitors; and, Indemnitors hereby waive any and all legal requirements that Lender shall institute any action at law or in equity against Borrower, or anyone else with respect to the Note, or any other Loan Document, or with respect to any security held by Lender as a condition precedent to bringing any action against Indemnitors under this Agreement.

7. Representations and Warranties of Indemnitors. Each Indemnitor represents and warrants that (i) it has received adequate consideration for the execution, delivery and performance of its obligations under this Agreement; (ii) the making of the Loan to Borrower and the assumption by each Indemnitor of its liabilities and obligations hereunder has or will provide substantial benefit to such Indemnitor; and (iii) Lender would not have made the Loan to Borrower had such Indemnitor not executed and delivered this Agreement to Lender.

8. Subrogation. So long as any of the Note remains unpaid, any liabilities and obligations of Borrower exist under the Loan Documents or Indemnitors under this Agreement, Indemnitors waive any and all rights of indemnification, reimbursement, subrogation or contribution which Indemnitors may otherwise have now or hereafter as a matter of law against Borrower.

9. Obligations Absolute. The liabilities and obligations of Indemnitors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Note or any other Loan Document; (ii) the insolvency of, or the voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization or other similar proceedings affecting Borrower any other Indemnitor or any of their assets; or (iii) any other circumstance or claim which otherwise might constitute a defense available to, or a discharge of, Borrower with respect to its liabilities and obligations under the Loan Documents, or of Indemnitors with respect to this Agreement.

10. Dealing with Borrower and Others. Without incurring responsibility to Indemnitors and without impairing or releasing the liabilities and obligations of Indemnitors hereunder, Lender, may at any time and from time to time, without the consent of or notice to Indemnitors, upon any terms or conditions and in whole or in part shall have the right to:

(i) amend, modify or change the manner, place or terms of payment of the Note or any other Loan Document and/or change or extend the time for payment or renew or alter any liabilities and obligations of Borrower or any security therefor, and the indemnity herein made shall apply to the liabilities and obligations of Borrower as so amended, modified, changed, extended, renewed or altered;

(ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property by whomsoever at any time pledged, assigned, mortgaged or in which a security interest is given to secure, or howsoever securing, the liabilities and obligations of Borrower;

(iii) exercise or refrain from exercising any rights against Borrower or other persons or entities (including Indemnitors) or against any security given by Borrower or other persons or entities (including Indemnitors), or otherwise act or refrain from acting;

(iv) settle or compromise any liabilities and obligations of Borrower to Lender, dispose of any security therefor, with or without consideration, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liabilities and obligations of Borrower (whether due or not) to creditors of Borrower other than Lender and Indemnitors; and

(v) apply any sums by whomsoever paid and howsoever realized for the benefit of Borrower to any liabilities and obligations of Borrower; subject to the provisions of the Loan Documents.

11. No Impairment. No invalidity, irregularity or unenforceability of all or any part of any liabilities and obligations of Borrower or the impairment or loss of any security therefor, whether caused by any actions or inactions of Lender, or otherwise, shall affect, impair or be a defense to this Agreement.

12. Joint and Several Liability. The liability of each Indemnitor under this Agreement shall be joint and several with that of each and every other Indemnitor.

13. No Waiver. No delay on the part of Lender in exercising any of its rights, powers or privileges or partial or single exercise thereof under the Note, this Agreement or any other document made to or with Lender by Borrower shall operate as a waiver of any such privileges, powers or rights. No waiver of any of its rights hereunder and no modification or amendment of this Agreement shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender by a duly authorized officer, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Lender or the liabilities and obligations of Indemnitors to Lender in any other respect at any other time.

14. Rights Cumulative. All rights, powers and remedies afforded to Lender by reason of this Agreement are separate and cumulative remedies, and no one of such remedies whether or not exercised by Lender shall be deemed to exclude any of the other remedies available to Lender nor prejudice the availability of any other legal or equitable remedy which Lender may have with respect to the Loan.

15. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New Jersey without regard to choice of law consideration.

16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

17. Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and a person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	Kennedy Funding, Inc.
Two University Plaza, Suite 402
Hackensack, New Jersey 07601
Attention: Jeffrey Wolfer
Facsimile No. (201) 342-8373

With a copy to:	Cole, Schotz, Meisel, Forman & Leonard P.A.
25 Main Street
Hackensack, New Jersey 07602-0800
Attention:Michael R. Leighton, Esq.
Facsimile No.: (201) 489-1536

If to Indemnitors:	Costa Blanca II Real Estate, LLC 2460 Sand Lake Road Orlando, Florida 32809
With a copy to:	Jason G. Williams, Esq.
American Leisure Holdings, Inc.
2460 Sand Lake Road
Orlando, Florida 32809
Facsimile No.: (407) 251-8455

With a copy to:	Philip L. Logas, Esq.
Philip L. Logas, P.A.
55 E. Pine Street
Orlando, Florida 32801
Facsimile No.: (407) 849-1570

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a business day.

18. Costs and Expenses. In case of any proceedings to collect any liabilities of Indemnitors to Lender, Indemnitors shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys’ fees, and after deducting such costs and expenses from the proceeds of sale or collection, Lender may apply any residue to the liabilities and obligations of Indemnitors under this Agreement, who shall continue to be liable for any deficiency, with interest at the Default Rate, if any, under the Loan Documents, or if no Default Rate is provided for, then at the interest rate provided for in the Note.

19. JURISDICTION AND VENUE. IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, INDEMNITORS HEREBY IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE STATE OF NEW JERSEY WHERE LENDER MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. INDEMNITORS AGREE THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON THEM BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO INDEMNITORS.

20. WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. INDEMNITORS ACKNOWLEDGE THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

21. CONSEQUENTIAL AND PUNITIVE DAMAGES. NO CLAIM MAY BE MADE BY INDEMNITORS AGAINST LENDER OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF LENDER FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF, OR RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND INDEMNITORS HEREBY WAIVE, RELEASE, AND AGREE NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

22. Gender. In all references herein to any parties, persons, entities or corporations, the use of any particular gender of the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

23. Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses, paragraphs or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement, or any part thereof.

24. Headings. Article, section and paragraph headings used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but such counterparts shall together constitute but one and the same instrument.

26. Interpretation. In the event of any controversy, dispute or contest over the meaning, interpretation, validity, or enforceability of this Agreement or any of this Agreement’s terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against Lender, Guarantor, or Borrower by virtue of such party having drafted this Agreement or any portion thereof.

27. Additional Guaranty. The obligations and liabilities of Guarantor under this Agreement are in addition to the obligations and liabilities of Guarantor under the Guaranty. The discharge of any Guarantor’s obligations and liabilities under the Guaranty or by reason of operation of law or otherwise, in no event or under no circumstance shall constitute or be deemed to constitute a discharge, in whole or in part, of any Guarantor’s obligations and liabilities under this Agreement. Conversely, the discharge of any Guarantor’s obligations and liabilities under this Agreement or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of any Guarantor’s obligations and liabilities under any Agreements of Guaranty.

28. Personal Liability. No exculpatory provisions contained in the Note, the Mortgage, or in any other Loan Document with respect to the Loan in any event or under no circumstances shall be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of Indemnitors under this Agreement.

29. Conflict. In the event of any conflict between the terms set forth in this Agreement and the terms set forth in Article 7 of that certain Guaranty of even date herewith executed by Malcolm J. Wright, American Leisure Holdings, Inc. and TDS Amenities, Inc. in favor of Lender (hereinafter referred to as the “Guaranty”) the terms set forth in the Guaranty shall supersede and prevail over any conflicting terms set forth in this Agreement; provided, however, that nothing contained in the Guaranty shall expand any notice or grace period set forth in this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Indemnitors have caused this Agreement to be duly executed and delivered on the day and year first above written.

WITNESS: _________________________________ Name:
BORROWER:

COSTA BLANCA II REAL ESTATE, LLC,
a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd.,
 a Florida limited partnership, its manager

By: TDS Management, LLC,
a Florida limited liability company, its general partner

By: _/s/ Malcolm J. Wright___
         Name: Malcolm J. Wright
         Title: Manager

WITNESS: _________________________________ Name:
BORROWER:

COSTA BLANCA III REAL ESTATE, LLC,
 a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd.,
a Florida limited partnership, its manager

By: TDS Management, LLC,
a Florida limited liability company, its general partner

By:__/s/ Malcolm J. Wright___
         Name: Malcolm J. Wright
         Title: Manager

WITNESS: _________________________________ Name:
BORROWER:

TDS TOWN HOMES (PHASE 1), LLC,
a Florida limited liability company

By: Tierra del Sol Resort (Phase 1), Ltd.,
a Florida limited partnership, its manager

By: TDS Management, LLC,
a Florida limited liability company, its general partner

 By:__/s/ Malcolm J. Wright___
       Name: Malcolm J. Wright
       Title: Manager

WITNESS: _________________________________ Name:
BORROWER:

TDS TOWN HOMES (PHASE 2), LLC,
a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd.,
a Florida limited partnership, its manager

By: TDS Management, LLC,
a Florida limited liability company, its general partner

 By:__/s/ Malcolm J. Wright___
       Name: Malcolm J. Wright
       Title: Manager

WITNESS: _________________________________ Name:	GUARANTOR: AMERICAN LEISURE HOLDINGS, INC. a Nevada corporation By:__/s/ Malcolm J. Wright___ Name: Malcolm J. Wright Title: Chief Executive Officer

WITNESS: _________________________________ Name:	GUARANTOR: TDS AMENITIES, INC. a Florida corporation By:___/s/ Malcolm J. Wright___ Name: Malcolm J. Wright Title: Chief Executive Officer
WITNESS: _________________________________ Name:	GUARANTOR: ____/s/ Malcolm J. Wright___ MALCOLM J. WRIGHT, an individual

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on April 13, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a) made the attached instrument; and

(b) was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, the Manager of COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

_____/s/ J.K. Hudson_____
NOTARY PUBLIC
                                                             #DD459074

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on April 13, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, the Manager of COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

______/s/ J.K. Hudson_____
NOTARY PUBLIC
                                                          #DD459074

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)
I certify that on April 13, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a) made the attached instrument; and

(b) was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 1), LTD., a Florida limited partnership, the Manager of TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

_____/s/ J.K. Hudson_____
NOTARY PUBLIC
                                                            #DD459074

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on April 13, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, the Manager of TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

_______/s/ J.K. Hudson________
NOTARY PUBLIC
                                                              #DD459074

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on April 13, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Chief Executive Officer of TDS AMENITIES, INC., a Florida corporation (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its bylaws and its board of directors.

_____/s/ J.K. Hudson_______
NOTARY PUBLIC
                                                            #DD459074

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on April 13, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Chief Executive Officer of AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its bylaws and its board of directors.

_____/s/ J.K. Hudson_______
NOTARY PUBLIC
                                                            #DD459074

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

On the 13th day of April, 2007, before me personally came Malcolm J. Wright, who being by me duly sworn, did depose and say that he signed, sealed and delivered this instrument as his voluntary act and deed.

______/s/ J.K. Hudson________
NOTARY PUBLIC
                                                            #DD459074

EXHIBIT A

LEGAL DESCRIPTION